SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF
ADDITIONAL INFORMATION
OF
THE EVERGREEN DOMESTIC GROWTH FUNDS


I.      Evergreen Aggressive Growth Fund

        Effective April 1, 1999, the investment advisor to Aggressive Growth is Evergreen Investment Management Company ("EIMC"). EIMC is entitled to receive from Evergreen Aggressive Growth Fund an annual fee equal to 0.60% of its daily net assets.

        The section of the prospectus entitled "The Funds' Portfolio Managers" is supplemented as follows:

The day-to-day management of the Fund is handled by Maureen E. Cullinane. Ms. Cullinane has been Senior Vice President and Senior Portfolio Manager of EIMC since 1995. Ms. Cullinane joined EIMC in 1974 and has over 20 years of investment experience. Ms. Cullinane has managed the Fund since April 1999.


II. Evergreen Micro Cap Fund

Proposed Fund Reorganization

        On March 12, 1999, the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Micro Cap Fund ("Micro Cap") into Evergreen Fund ("Evergreen"). If the shareholders of Micro Cap approve the proposal, all of the assets of Micro Cap will be transferred to Evergreen and shareholders of Micro Cap will receive shares of Evergreen in exchange for their shares. Shareholders of Micro Cap as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of the Micro Cap will be mailed information detailing the proposal on or about June 2, 1999.



April 1, 1999


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